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                                                                 EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-10674, 33-10799 and 33-56114.














                                                      ARTHUR ANDERSEN & CO.


     New York, New York
     March 25, 1994































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